Supplement dated 12-23-11 to the current Statement of Additional Information (“SAI”) for
John Hancock Massachusetts Tax-Free Income Fund and
John Hancock New York Tax-Free Income Fund,
each a series of John Hancock Tax-Exempt Series Fund
The following revision to the SAI becomes effective as of December 23, 2011.
In the “INVESTMENT POLICIES AND RISKS” section, the following is added:
Interfund Lending. Pursuant to an exemptive order issued by the SEC, a Fund may lend money to other funds advised by the Adviser or any other investment adviser under common control with the Adviser, subject to the fundamental restriction on lending applicable to the Fund. While such other funds may borrow money from the Funds and other funds under this program, each Fund is subject to a fundamental investment restriction that prohibits the Fund from borrowing under the program. A Fund will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice.
You should read this Supplement in conjunction with the SAI and retain it for future reference.

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